PIMCO ETF Trust

Supplement Dated March 2, 2010 to the

Actively Managed Exchange-Traded Funds Prospectus,

dated November 10, 2009

Disclosure Related to the PIMCO Government Limited Maturity Strategy Fund and the

PIMCO Prime Limited Maturity Strategy Fund

Effective immediately, the last sentence of the second paragraph in the Fund Summary for the PIMCO Government Limited Maturity Strategy Fund is deleted in its entirety and replaced with the following:

The Fund may only invest in securities that mature within three years from the date of purchase.

Effective immediately, the second sentence of the first paragraph in the Fund Summary for the PIMCO Prime Limited Maturity Strategy Fund is deleted in its entirety and replaced with the following:

The Fund may only invest in U.S. dollar-denominated securities that mature within 18 months from the date of purchase or floating rate U.S. government agency securities that mature within two years from the date of purchase.

Investors Should Retain This Supplement For Future Reference

PIMCO ETF Trust

Supplement Dated March 2, 2010 to the

Statement of Additional Information,

dated October 30, 2009 (as revised as of December 14, 2009)

Disclosure Related to the PIMCO Prime Limited Maturity Strategy Fund

Effective immediately, the last sentence of the first paragraph in the “Variable and Floating Rate Securities” section is deleted in its entirety and replaced with the following:

The Prime Limited Maturity Strategy Fund may invest in a variable rate security having a stated maturity in excess of 18 months if the interest rate will be adjusted, and such Fund may demand payment of principal from the issuer within that period.

Investors Should Retain This Supplement For Future Reference